                                                                     EXHIBIT 4.2


ADH-                AMERICAN DIVERSIFIED HOLDINGS, INC.               SERIES

    SERIES A                                                      SERIES A
PREFERRED STOCK                                                PREFERRED STOCK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CURRENT DEFINITIONS
  OF THE STATE OF NEVADA                                 CUSIP 02541N20 0



THIS CERTIFIES THAT




is the Owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A PREFERRED STOCK,
                          $1.00 PAR VALUE PER SHARE OF

                      AMERICAN DIVERSIFIED HOLDINGS, INC.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer
                     Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


SECRETARY                        [SEAL]                            PRESIDENT



COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
           (JERSEY CITY, N.J.)

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER
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                      AMERICAN DIVERSIFIED HOLDINGS, INC.


     THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     In addition, the Corporation will furnish to any shareholder, upon request and without charge, a statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, and the variations in the relative rights and preferences between the shares of each class or series of any class so far as the same have been fixed and determined by the Board of Directors, pursuant to the authority vested by the Certificate of Incorporation in the Board to fix and determine the relative rights and preferences of such class or series and any subsequent class or series.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                     UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT - as tenants by the entireties                                 under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN  - as joint tenants with right of                                           (State)
               survivorship and not as tenants
               in common

    Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________
|                                    |
|                                    |
|____________________________________|__________________________________________


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: ________________________________


                                       _________________________________________
                                       NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By _______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.